October 27, 2017

CM ADVISORS FUND
 (CMAFX)

A series of CM Advisors Family of Funds

Supplement to Prospectus dated June 28, 2017

On October 26, 2017, the Board of Trustees (the “Board”) of CM Advisors Family of Funds approved the merger of the CM Advisors Fund (the “Advisors Fund”) into the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”), as detailed in a plan of reorganization that was also approved by the Board.

The Advisors Fund and the Small Cap Value Fund have the same investment objective, but different principal investment strategies, fundamental investment restrictions, and risks. Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the “Advisor”) is the investment advisor for both funds, but the funds have different portfolio managers.

The merger is intended to be tax-free, meaning that the Advisors Fund’s shareholders will become shareholders of the Small Cap Value Fund without realizing any gain or loss for federal tax purposes. The merger is subject to shareholder approval, although no shareholder action is necessary at this time. Shareholders of record of the Advisors Fund on December 1, 2017 will receive a combined proxy statement/prospectus that contains information about the merger and the Small Cap Value Fund, including information about investment strategies and risks, fees, and expenses. The merger is not anticipated to result in any changes to the investment strategies or risks of the Small Cap Value Fund. If shareholders approve the merger and other closing conditions are met, the merger is anticipated to close by February 28, 2018.

In the event the merger is not completed, the Advisor will continue to serve as the investment advisor of the Advisors Fund pursuant to the terms of the current advisory agreement. Prior to the reorganization, the Advisor Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Advisor Fund’s prospectus.

For questions, please call the Advisors Fund at 1-888-859-5856.

Investors Should Retain This Supplement for Future Reference